SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                               CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              October 15, 2012
                               Date of Report
                      (Date of Earliest Event Reported)

                       GREENPRO RESOURCES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                      LIGHTWOOD ACQUISITION CORPORATION
                          (Former Name of Registrant)

  Delaware                      000-54592               00-0000000
(State or other          (Commission File Number)    (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

                           215 Apolena Avenue
                      Newport Beach, California 92662
                 (Address of Principal Executive Offices)


                            202-387-5400
                    (Registrant's Telephone Number)

ITEM 5.03      Amendments to Articles of Incorporation

     On October 15, 2012, the shareholders of Lightwood Acquisition Corporation (the "Corporation") and the Board of Directors unanimously approved the change of the Registrant's name to Greenpro Resources Corporation and filed such change with the State of Delaware.

                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Date: October 15, 2012                  James Cassidy, President